Investor presentation November 2017 Exhibit 99.1

disclaimer Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our limited operating history as an integrated company; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market area; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our acquisition of nine branches from Independent Bank in Colorado and our pending acquisition of Valley Bancorp, Inc.) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 17, 2017 and Triumph’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2017, filed with the Securities and Exchange Commission on July 21, 2017. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of September 30, 2017. PAGE company OVERVIEW PAGE Triumph Bancorp, Inc. (NASDAQ: TBK) (“Triumph”) is a financial holding company headquartered in Dallas, Texas. Triumph offers a diversified line of community banking and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com Community Banking Full suite of deposit products and services focused on growing core deposits Focused on business lending including CRE Minimal consumer lending and no active single-family mortgage origination Differentiated Model Focus on core deposit funding as well as commercial finance produces top decile net interest margins Multiple product types and broad geographic footprint creates a more diverse business model than other banks our size Executive team and business unit leaders have deep experience in much larger financial institutions Commercial Finance Factoring, asset based lending, equipment finance, and premium finance We focus on what we know: executives leading these platforms all have decades of experience in their respective markets Credit risk is well diversified across industries, product type, and geography

PLATFORM OVERVIEW - LENDING PAGE 25% Texas Geographic Concentrations1 as of September 30, 2017 Diversification by asset class, geography, and collateral Commercial Finance target mix of 40% Industry leading portfolio yields 1 Excludes factored receivables 19% Colorado 2% Kansas 7% Iowa 20% Illinois

PLATFORM OVERVIEW - RETAIL PAGE team members(2) Western division 25 branches in Colorado, including 9 branches acquired on October 6, 2017 2 branches in western Kansas MIDwest division 10 branches in the Quad Cities metroplex 8 branches throughout northern and central Illinois Dallas Corporate Headquarters 1 branch

PLATFORM OVERVIEW – COMMERCIAL FINANCE PAGE Triumph Commercial Finance Asset Based Lending Borrowing base working capital lending Focus on facilities between $1MM - $20MM Core industries include manufacturing, distribution, services, and healthcare Equipment Finance Secured by revenue producing, essential-use equipment with broad resale markets Core markets include transportation, construction, and waste Triumph Business Capital Commercial Finance Triumph Premium Finance Factoring Among the largest discount factors in the transportation sector Clients include small owner-operator trucking companies, mid-sized fleets, and freight broker relationships Expanding client industry niches to include staffing, distribution, and other sectors Premium Finance Customized premium finance solutions for the acquisition of property and casualty insurance coverage Our goal is to be a market leader for financial services to small businesses and the lower end of the middle market

LOAN PORTFOLIO DETAIL PAGE Community Banking Commercial Finance Loans Held for Investment Chart data labels – dollars in millions 42643 42735 42825 42916 43008 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Community Banking 1,321.9390000000001 1,333.94 1,321.6 1,493.4259999999999 1,538.607 Equipment 181.98699999999999 190.393 203.251 219.904 226.12 0.25496811207230941 Commercial Finance: Asset based lending (General) 129.501 161.45400000000001 166.917 188.25700000000001 193.88399999999999 0.21861948275706539 Asset based lending (Healthcare) 84.9 79.668000000000006 78.207999999999998 68.605999999999995 67.888999999999996 7.655019529664342E-2 Premium Finance 27.573 23.971 23.161999999999999 31.274000000000001 57.082999999999998 6.4365579079354487E-2 Factored receivables 213.95500000000001 238.19800000000001 242.09800000000001 293.63299999999998 341.88 0.38549663079462732 Q3 2017 Commercial Finance Products $886.85599999999999 Community Banking $1,538.607 Real Estate & Farmland $942.40099999999995 Commercial Real Estate $574.53 Commercial $345.39599999999996 Construction, Land Development, Land $141.36799999999999 Consumer $30.093 1-4 Family Residential Properties $96.031999999999996 Mortgage Warehouse $220.71700000000001 Farmland $130.471 Commercial $345.39599999999996 Consumer $30.093 Community Banking Mortgage Warehouse $220.71700000000001 Agriculture 100 <<<<<<<<<< MANUAL UPDATE REAL ESTATE Commercial Real Estate $574.53 Construction, Land & Development $141.36799999999999 1-4 Family Residential $96.031999999999996 Farmland $130.471 0.61250273786613463 COMMERCIAL 0.22448617483216957 Agriculture $100 General $245.39599999999996 CONSUMER $30.093 1.9558600734300571E-2 MORTGAGE WAREHOUSE $220.71700000000001 0.14345248656739504 FACTORED RECEIVABLES Triumph Business Capital $315.77999999999997 Triumph Commercial Finance $26.1 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $226.12 ASSET BASED LENDING $193.88399999999999 ASSET BASED LENDING $67.888999999999996 (HEALTHCARE) PREMIUM FINANCE $57.082999999999998 42643 42735 42825 42916 43008 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Community Banking 1,321.9390000000001 1,333.94 1,321.6 1,493.4259999999999 1,538.607 Equipment 181.98699999999999 190.393 203.251 219.904 226.12 0.25496811207230941 Commercial Finance: Asset based lending (General) 129.501 161.45400000000001 166.917 188.25700000000001 193.88399999999999 0.21861948275706539 Asset based lending (Healthcare) 84.9 79.668000000000006 78.207999999999998 68.605999999999995 67.888999999999996 7.655019529664342E-2 Premium Finance 27.573 23.971 23.161999999999999 31.274000000000001 57.082999999999998 6.4365579079354487E-2 Factored receivables 213.95500000000001 238.19800000000001 242.09800000000001 293.63299999999998 341.88 0.38549663079462732 Q3 2017 Commercial Finance Products $886.85599999999999 Community Banking $1,538.607 Real Estate & Farmland $942.40099999999995 Commercial Real Estate $574.53 Commercial $345.39599999999996 Construction, Land Development, Land $141.36799999999999 Consumer $30.093 1-4 Family Residential Properties $96.031999999999996 Mortgage Warehouse $220.71700000000001 Farmland $130.471 Commercial $345.39599999999996 Consumer $30.093 Community Banking Mortgage Warehouse $220.71700000000001 Agriculture 100 <<<<<<<<<< MANUAL UPDATE REAL ESTATE Commercial Real Estate $574.53 Construction, Land & Development $141.36799999999999 1-4 Family Residential $96.031999999999996 Farmland $130.471 0.61250273786613463 COMMERCIAL 0.22448617483216957 Agriculture $100 General $245.39599999999996 CONSUMER $30.093 1.9558600734300571E-2 MORTGAGE WAREHOUSE $220.71700000000001 0.14345248656739504 FACTORED RECEIVABLES Triumph Business Capital $315.77999999999997 Triumph Commercial Finance $26.1 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $226.12 ASSET BASED LENDING $193.88399999999999 ASSET BASED LENDING $67.888999999999996 (HEALTHCARE) PREMIUM FINANCE $57.082999999999998

Return on Average Assets (“ROAA”) 1.36% Goal: > 1.50% Net Overhead Ratio Net Interest Income to Average Assets Credit Costs Pre-Provision Net Revenue Taxes 5.50% Goal: > 5.00% 3.35% Goal: < 2.00% 2.15% Goal: > 3.00% 0.08% Goal: ~0.40% 0.71% Goal: ~0.95% Long term performance goals vs Actual Q3 PAGE Performance metrics presented are for the three months ended September 30, 2017. Reconciliations of these financial measures can be found at the end of the presentation.

INVESTMENT CONSIDERATIONS PAGE Coverage Analysts: Brad Milsaps – Sandler O’Neill & Partners Jared Shaw – Wells Fargo Securities, LLC Stephen Moss – FBR Capital Markets & Co. Brett Rabatin – Piper Jaffray & Co. Gary Tenner – D.A. Davidson & Co. Nicholas Grant – Keefe, Bruyette & Woods, a Stifel Company Matthew Olney – Stephens, Inc.

Q3 2017 HIGHLIGHTS PAGE Diluted earnings per share of $0.47 for the third quarter Completed public offering of 2.53 million shares of common stock for net proceeds of approximately $65.5 million Total loan portfolio growth of $130 million Commercial finance loan portfolio growth of $85 million, including a $48 million increase in factored receivables Commercial real estate loan portfolio growth of $33 million $9.6 million Net income to common stockholders COMMERCIAL FINANCE LOAN GROWTH 10.6% NIM 5.90% Net Interest Margin (5.69% adjusted)1 ROAA 1.36% Return on Average Assets TCE/TA 11.66% Tangible Common Equity / Tangible Assets1 1 Reconciliations of non-GAAP financial measures can be found at the end of the presentation loan yields and NET INTEREST MARGIN PAGE *Reconciliations of non-GAAP financial measures can be found at the end of the presentation **SNL U.S. Bank $1-$5B: Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL’s coverage universe with $1B to $5B in Assets. Q3 2017 SNL data not available Net Interest Margin Loan yields

TRIUMPH BUSINESS CAPITAL FACTORING PAGE Yield of 16.64% in the third quarter Average annual charge-off rate of 0.44% over the past 3 years 2,925 factoring clients at September 30, 2017

Annual Gross Revenues (8% GDP) $750 Billion : 4 Million Trucks For-Hire $400 Billion : 2.6 Million Trucks *This data utilizes high-level estimates from multiple data sources including FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports and Triumph’s own portfolio data. Triumph purchases ~ $2 Billion Invoices from our Target Market or ~ 5% of the available $40 billion market Contract $225 Billion 3PLs/Broker $175 Billion Fleet Size Nbr. Carriers Nbr. Trucks 1 to 5 189,200 300,000 6 to 25 32,200 350,000 26 to 100 8,400 400,000 101 to 1,000 2,500 550,000 Over 1,000 200 1,000,000 All Carriers 232,000 2,600,000 Annual Revenue Nbr. 3 PL’s $ Billions Inactive 5,300 Under $1 Million 11,300 2 $1 - $10 Million 2,100 6 $10 - $100 Million 500 22 Over $100 Million 300 145 All 3 PLs 19,500 175 $167 Billion triumph’s transportation finance opportunity PAGE $38 Billion

WHAT IS TRIUMPHPAY?

TriumphPay is an innovative supply chain finance platform, optimized from the perspectives of both the freight broker and motor carrier. Through integration with the broker's transportation management software (TMS) and/or accounts payable system, broker can seamlessly upload carrier profiles and approved invoices to the TriumphPay portal. Carriers then self-select payment mode and terms, including QuickPay options. The cost of QuickPay terms are born by the carrier and provides revenue share opportunity to the broker.

- ***TARGET CLIENTS:*** *Large logistics and supply chain services companies in America*
- ***WHY TRIUMPH?:*** *We have been paying carriers before payment processing was cool – our database includes more than 60,000 carriers*

Eliminates "Factor Fatigue"

Liquidity solution for 3PLs and logistics firms

QuickPay revenue share

72 active clients have transferred to the TriumphPay platform

TRIUMPH

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WHAT DOES TRIUMPHPAY DO?

FOR TRIUMPH

- Positions Triumph to enter "reverse factoring" or "supply chain finance"
- Positions Triumph to leverage emergence of blockchain in transportation industry
- QuickPay yields are expected to be 8% - 12%
- Servicing costs more efficient ~2%
- High product stickiness
- Net funds employed growth potential is high

FOR CUSTOMERS

- Outsourcing payment processing provides significant operational savings
- Consolidates hundreds of daily payments into one payment
- Provides QuickPay liquidity without using customer funds
- Carriers enjoy greater payment options, thus making them more loyal to customer
- Alleviates "factor fatigue" for customer – reduced verification and collection calls

BARRIERS TO ENTRY

Carrier onboarding
Systems integration
Audit and regulatory compliance

BARRIERS TO ADOPTION

Systems integration
Requires commitment from C-suite
Long sales cycle

TRIUMPH
PAGE 15

Charter member of the Blockchain in Trucking Alliance (“BiTA”), which represents 300 members who collectively touch 85% of all domestic surface transportation Investing with members in smart contract development and working prototypes Our dominant position in transportation factoring can pivot to a dominant position in an evolving market for blockchain invoice financing Anticipating a shifting market, Triumph has been developing TriumphPay for two years Participants transact in the consortium network, lowering the overall cost of the transaction Separately or together, TriumphPay and BiTA place Triumph well ahead of the curve in transportation supply chain finance Where do we go from Here: BiTA & TriumphPay PAGE

ASSET QUALITY PAGE

DEPOSIT MIX AND GROWTH PAGE

FINANCIAL HIGHLIGHTS PAGE Reconciliations of non-GAAP financial measures can be found at the end of the presentation Metric adjusted to exclude material gains and expenses related to merger and acquisition-related activities, net of tax where applicable Asset quality ratios exclude loans held for sale Current quarter ratios are preliminary 43008 42916 42825 42735 42643 As of and For the Three Months Ended Key Metrics September 30, June 30, March 31, December 31, September 30, 2017 2017 2017 2016 2016 Performance ratios - annualized Return on average assets Return on average assets 1.3621229457987116E-2 1.4226490388491683E-2 1.6216445432006316E-2 9.5677488032248834E-3 8.3787742863370169E-3 Return on average tangible common equity (ROATCE) Return on average tangible common equity (ROATCE) (1) 0.12284750027325204 0.1494382760960809 0.17489447171383407 0.10321717274515334 7.5977771610596309E-2 Yield on loans Yield on loans 7.4399999999999994E-2 7.7899999999999997E-2 7.1499999999999994E-2 7.3599999999999999E-2 7.4200000000000002E-2 Cost of total deposits Cost of total deposits 6.4135770121692987E-3 5.9809033046749399E-3 5.7870894220360073E-3 5.4395537180396535E-3 5.6539203948167633E-3 Net interest margin Net interest margin 5.8978141192861155E-2 6.1570290326746484E-2 5.3712489446424407E-2 5.5967403968259437E-2 5.7941774080860785E-2 Net noninterest expense to average assets Net non-interest expense to average assets 3.3497707810480476E-2 3.2579015308736643E-2 1.1689734290029601E-2 3.1638892106589753E-2 3.4327383525417435E-2 Adjusted net noninterest expense to average assets * Adjusted net non-interest expense to average assets (1)(2) 3.3497707810480476E-2 3.2579015308736643E-2 3.6031186262048875E-2 3.1638892106589753E-2 3.1506819937881125E-2 Efficiency ratio Efficiency ratio 0.64613842771467411 0.62438219436777309 0.58938878398917471 0.67697687346489754 0.7063106929643318 Adjusted efficiency ratio * Adjusted efficiency ratio (1)(2) 0.64613842771467411 0.62438219436777309 0.77649901400000509 0.67697687346489754 0.66199304433551498 Asset Quality(3) Nonperforming assets to total assets Non-performing assets to total assets 1.4179875099831015E-2 1.4996383100831817E-2 1.9193976681725976E-2 1.9764739024038389E-2 2.046756151256654E-2 ALLL to total loans ALLL to total loans 8.3971596350882281E-3 8.6257679403947546E-3 9.3812216371958832E-3 7.597562467202992E-3 7.6087261557615232E-3 Net charge-offs to average loans Net charge-offs to average loans 87132453527905912.87132453528% 34795297811221227.347952978112212% .204879837205254% 99790302406003984.99790302406004% 97405498102362217.974054981023622% Capital(4) Tier 1 capital to average assets Tier 1 capital to average assets 0.13503599999999999 0.11279400000000001 0.11315751101109683 0.108542 0.120437 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.13445799999999999 0.11294999999999999 0.12049186526785988 0.118477 0.119351 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.11952699999999999 9.7328999999999999E-2 0.1032499892847283 0.10176200000000001 0.10238 Total capital to risk-weighted assets Total capital to risk-weighted assets 0.159106 0.138684 0.14865483669064053 0.145985 0.1477147 Per Share Amounts Book value per share Book value per share $18.079930731140394 $16.589444167502869 $16.078499990790306 $15.466093322543941 $15.175084224987739 Tangible book value per share Tangible book value per share (1) $16.04102090159412 $14.200295420647416 $13.631839395149086 $12.892230134924036 $12.554628142255437 Basic earnings per share Basic earnings per common share $0.48392442055470947 $0.52554545180094692 $0.57260226413786142 $0.3389603195784453 $0.25226796685973479 Diluted earnings per share Diluted earnings per common share $0.47381076124417193 $0.51125508581669088 $0.55378594711677598 $0.33364945402840507 $0.24889441121363498 Adjusted diluted earnings per share Adjusted diluted earnings per common share(1)(2) $0.47380855879071665 $0.51 $0.02 $0.33 $0.32325014763265597 UPDATE MANUALLY

NON-GAAP FINANCIAL RECONCILIATION PAGE Triumph uses certain non-GAAP financial measures to provide meaningful supplemental information regarding our operational performance and to enhance investors' overall understanding of such financial performance. 43008QTD 42916QTD 42825QTD 42460QTD 42185QTD 43008YTD 42643YTD Period end date 43008 42916 42825 42735 42643 43008 42643 Quarter 3 Days in Year 365 365 365 366 366 365 366 Days in Quarter 92 91 90 92 92 273 274 As of and for the Three Months Ended As of and for the Nine Months Ended (Dollars in thousands, September 30, June 30, March 31, December 31, September 30, September 30, September 30, except per share amounts) 2017 2017 2017 2016 2016 2017 2016 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 $29,335 $13,749 Gain on sale of subsidiary 0 0 ,-20,860 0 0 ,-20,860 0 Manual Adj Incremental bonus related to transaction 0 0 4,814 0 0 4,814 0 Transaction related costs 0 0 325 0 1,618 325 1,618 Tax effect of adjustments 0 0 5,754 0 -,251 5,754 -,251 Adjusted net income available to common stockholders $9,587 $9,467 $314 $6,064 $5,873 $19,368 $15,116 Manual Adj Dilutive effect of convertible preferred stock 195 193 0 197 197 580 0 Adjusted net income available to common stockholders - diluted $9,782 $9,660 $314 $6,261 $6,070 $19,948 $15,116 Diluted_Shrs Weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 18,101,676 19,488,425 18,041,897.248175181 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 -,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 18,778,027 19,488,425 18,041,897.248175181 Adjusted diluted earnings per common share $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 $0.32325014763265597 $1.0235819467196554 $0.8378276293270035 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 $29,335 $13,749 AvgTangEq Average tangible common equity ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 ,235,937.68351725599 ,267,633.43600279599 ,237,646.60981024103 Return on average tangible common equity 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 7.597787352587021E-2 0.14654666521330242 7.7280515675814593E-2 Adjusted efficiency ratio: Net interest income $39,512 $38,557 $31,819 $33,544 $30,418 $,109,888 $78,814 Non-interest income 4,171 5,202 27,285 6,208 6,099 36,658 14,748 Operating revenue 43,683 43,759 59,104 39,752 36,517 ,146,546 93,562 Manual Adj Gain on sale of subsidiary 0 0 ,-20,860 0 0 ,-20,860 0 Adjusted operating revenue $43,683 $43,759 $38,244 $39,752 $36,517 $,125,686 $93,562 Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 $90,383 $66,201 Incremental bonus related to transaction 0 0 -4,814 0 0 -4,814 0 Manual Adj Transaction related costs 0 0 -,325 0 -1,618 -,325 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 $85,244 $64,583 Adjusted efficiency ratio 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 0.66199304433551498 0.67822987444902372 0.69026955387871147 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 $90,383 $66,201 Incremental bonus related to transaction 0 0 -4,814 0 0 -4,814 0 Manual Adj Transaction related costs 0 0 -,325 0 -1,618 -,325 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 $85,244 $64,583 Total non-interest income $4,171 $5,202 $27,285 $6,208 $6,099 $36,658 $14,748 Gain on sale of subsidiary 0 0 ,-20,860 0 0 ,-20,860 0 Adjusted non-interest income $4,171 $5,202 $6,425 $6,208 $6,099 $15,798 $14,748 Adjusted net non-interest expenses $24,054 $22,119 $23,273 $20,703 $18,075 $69,446 $49,835 AvgAssets Average total assets $2,849,170 $2,723,303 $2,619,282 $2,603,226 $2,282,279.2052168939 $2,731,426 $1,904,001 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 3.1506690790953293E-2 3.3992884163454411E-2 3.4962124341336581E-2 As of and for the Three Months Ended As of and for the Nine Months Ended (Dollars in thousands, September 30, June 30, March 31, December 31, September 30, September 30, September 30, except per share amounts) 2017 2017 2017 2016 2016 2017 2016 Reported yield on loans 7.439999999999999% 7.79% 7.149999999999999% 7.36% 7.42% 7.47% 7.87% DisAcrLYLD Effect of accretion income on acquired loans -0.24% -0.54% -0.219999999999999% -0.54% -0.320000000000001% -0.33% -0.45% Adjusted yield on loans 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 7.099157023233664E-2 7.1368851282483603E-2 7.4215039149241685E-2 Reported net interest margin 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% 5.794177408086078% 5.82046222314277% 6.500789084628935% DisAcrLNIM Effect of accretion income on acquired loans -0.21% -0.46% -0.18% -0.45% -0.26% -0.28% -0.36% Adjusted net interest margin 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 5.5311387151421344E-2 5.5358424055825889E-2 5.6881789968138904E-2 Total stockholders' equity $,386,097 $,310,467 $,300,425 $,289,345 $,284,521 $,386,097 $,284,521 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,746 -9,746 -9,746 -9,658 -9,746 Total common stockholders' equity ,376,439 ,300,809 ,290,679 ,279,599 ,274,775 ,376,439 ,274,775 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 ,-42,452 ,-47,449 Tangible common stockholders' equity $,333,987 $,257,488 $,246,446 $,233,068 $,227,326 $,333,987 $,227,326 Shares outstanding end of period Common shares outstanding 20,820,900 18,132,585 18,078,769 18,078,247 18,106,978 20,820,900 18,106,978 Tangible book value per share $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 $12.554607400528129 $16.04094923850554 $12.554607400528129 Total assets at end of period $2,906,161 $2,836,684 $2,635,358 $2,641,067 $2,575,490 $2,906,161 $2,575,490 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 ,-42,452 ,-47,449 Adjusted total assets at period end $2,863,709 $2,793,363 $2,591,125 $2,594,536 $2,528,041 $2,863,709 $2,528,041 Tangible common stockholders' equity ratio 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 8.9921801110029467E-2 0.11662742268854831 8.9921801110029467E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2017 2017 2017 2016 2016 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 Gain on sale of subsidiary 0 0 ,-20,860 0 0 Incremental bonus related to transaction 0 0 4,814 0 0 Transaction related costs 0 0 325 0 1,618 Tax effect of adjustments 0 0 5,754 0 -,251 Adjusted net income available to common stockholders $9,587 $9,467 $314 $6,064 $5,873 Dilutive effect of convertible preferred stock 195 193 0 197 197 Adjusted net income available to common stockholders - diluted $9,782 $9,660 $314 $6,261 $6,070 Weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 18,101,676 Adjusted effects of assumed Preferred Stock conversion 0 0 -,676,351 0 ,676,351 Adjusted weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 18,778,027 Adjusted diluted earnings per common share $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 $0.32325014763265597 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 Average tangible common equity ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 ,235,937.68351725599 Return on average tangible common equity 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 7.597787352587021E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2017 2017 2017 2016 2016 Adjusted efficiency ratio: Net interest income $39,512 $38,557 $31,819 $33,544 $30,418 Non-interest income 4,171 5,202 27,285 6,208 6,099 Operating revenue 43,683 43,759 59,104 39,752 36,517 Gain on sale of subsidiary 0 0 ,-20,860 0 0 Adjusted operating revenue $43,683 $43,759 $38,244 $39,752 $36,517 Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 Incremental bonus related to transaction 0 0 -4,814 0 0 Transaction related costs 0 0 -,325 0 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 Adjusted efficiency ratio 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 0.66199304433551498 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 Incremental bonus related to transaction 0 0 -4,814 0 0 Transaction related costs 0 0 -,325 0 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 Total non-interest income $4,171 $5,202 $27,285 $6,208 $6,099 Gain on sale of subsidiary 0 0 ,-20,860 0 0 Adjusted non-interest income $4,171 $5,202 $6,425 $6,208 $6,099 Adjusted net non-interest expenses $24,054 $22,119 $23,273 $20,703 $18,075 Average total assets 2,849,170 2,723,303 2,619,282 2,603,226 2,282,279.2052168939 Adjusted net non-interest expense to average assets ratio 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 3.1506690790953293E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2017 2017 2017 2016 2016 Reported yield on loans 7.439999999999999% 7.79% 7.149999999999999% 7.36% 7.42% Effect of accretion income on acquired loans -0.24% -0.54% -0.219999999999999% -0.54% -0.320000000000001% Adjusted yield on loans 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 7.099157023233664E-2 Reported net interest margin 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% 5.794177408086078% Effect of accretion income on acquired loans -0.21% -0.46% -0.18% -0.45% -0.26% Adjusted net interest margin 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 5.5311387151421344E-2 Total stockholders' equity $,386,097 $,310,467 $,300,425 $,289,345 $,284,521 Preferred stock liquidation preference -9,658 -9,658 -9,746 -9,746 -9,746 Total common stockholders' equity ,376,439 ,300,809 ,290,679 ,279,599 ,274,775 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 Tangible common stockholders' equity $,333,987 $,257,488 $,246,446 $,233,068 $,227,326 Common shares outstanding at end of period 20,820,900 18,132,585 18,078,769 18,078,247 18,106,978 Tangible book value per share $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 $12.554607400528129 Total assets at end of period $2,906,161 $2,836,684 $2,635,358 $2,641,067 $2,575,490 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 Adjusted total assets at period end $2,863,709 $2,793,363 $2,591,125 $2,594,536 $2,528,041 Tangible common stockholders' equity ratio 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 8.9921801110029467E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended (Dollars in thousands, except per share amounts) September 30, 2017 Net Interest Income to Average Total Assets: Net Interest Income $39,512 Average Total Assets 2,849,170 Net Interest Income to Average Assets 5.5E-2 Net Noninterest Expense to Average Total Assets: Total Noninterest Expense $28,225 Incremental bonus related to transaction 0 Transaction related costs 0 Adjusted Noninterest Expense 28,225 Total Noninterest Income 4,171 Gain on sale of subsidiary 0 Adjusted Noninterest Income 4,171 Net Noninterest Expense $24,054 Average Total Assets 2,849,170 Net Noninterest Expense to Average Assets Ratio 3.3500000000000002E-2 Pre-Provision Net Revenue to Average Total Assets: Net Interest Income $39,512 Net Noninterest Expense ,-24,054 Pre-Provision Net Revenue $15,458 Average Total Assets 2,849,170 Pre-Provision Net Revenue to Average Assets 2.1499999999999998E-2 For the Three Months Ended (Dollars in thousands, except per share amounts) September 30, 2017 Credit Costs to Average Total Assets: Provision for Loan Losses $572 Average Total Assets 2,849,170 Credit Costs to Average Assets 8.0000000000000004E-4 Taxes to Average Total Assets: Income Tax Expense $5,104 Tax effect of adjustments 0 Adjusted Tax Expense 5,104 Average Total Assets 2,849,170 Taxes to Average Assets 7.1000000000000004E-3 Return on Average Total Assets: Net Interest Income to Average Assets 5.5% Net Noninterest Expense to Average Assets Ratio -3.35% Pre-Provision Net Revenue to Average Assets 2.15% Credit Costs to Average Assets .08% Taxes to Average Assets -0.71% Return on Average Assets 1.3599999999999999E-2 0 0

NON-GAAP FINANCIAL RECONCILIATION PAGE 43008QTD 42916QTD 42825QTD 42460QTD 42185QTD 43008YTD 42643YTD Period end date 43008 42916 42825 42735 42643 43008 42643 Quarter 3 Days in Year 365 365 365 366 366 365 366 Days in Quarter 92 91 90 92 92 273 274 As of and for the Three Months Ended As of and for the Nine Months Ended (Dollars in thousands, September 30, June 30, March 31, December 31, September 30, September 30, September 30, except per share amounts) 2017 2017 2017 2016 2016 2017 2016 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 $29,335 $13,749 Gain on sale of subsidiary 0 0 ,-20,860 0 0 ,-20,860 0 Manual Adj Incremental bonus related to transaction 0 0 4,814 0 0 4,814 0 Transaction related costs 0 0 325 0 1,618 325 1,618 Tax effect of adjustments 0 0 5,754 0 -,251 5,754 -,251 Adjusted net income available to common stockholders $9,587 $9,467 $314 $6,064 $5,873 $19,368 $15,116 Manual Adj Dilutive effect of convertible preferred stock 195 193 0 197 197 580 0 Adjusted net income available to common stockholders - diluted $9,782 $9,660 $314 $6,261 $6,070 $19,948 $15,116 Diluted_Shrs Weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 18,101,676 19,488,425 18,041,897.248175181 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 -,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 18,778,027 19,488,425 18,041,897.248175181 Adjusted diluted earnings per common share $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 $0.32325014763265597 $1.0235819467196554 $0.8378276293270035 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 $29,335 $13,749 AvgTangEq Average tangible common equity ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 ,235,937.68351725599 ,267,633.43600279599 ,237,646.60981024103 Return on average tangible common equity 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 7.597787352587021E-2 0.14654666521330242 7.7280515675814593E-2 Adjusted efficiency ratio: Net interest income $39,512 $38,557 $31,819 $33,544 $30,418 $,109,888 $78,814 Non-interest income 4,171 5,202 27,285 6,208 6,099 36,658 14,748 Operating revenue 43,683 43,759 59,104 39,752 36,517 ,146,546 93,562 Manual Adj Gain on sale of subsidiary 0 0 ,-20,860 0 0 ,-20,860 0 Adjusted operating revenue $43,683 $43,759 $38,244 $39,752 $36,517 $,125,686 $93,562 Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 $90,383 $66,201 Incremental bonus related to transaction 0 0 -4,814 0 0 -4,814 0 Manual Adj Transaction related costs 0 0 -,325 0 -1,618 -,325 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 $85,244 $64,583 Adjusted efficiency ratio 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 0.66199304433551498 0.67822987444902372 0.69026955387871147 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 $90,383 $66,201 Incremental bonus related to transaction 0 0 -4,814 0 0 -4,814 0 Manual Adj Transaction related costs 0 0 -,325 0 -1,618 -,325 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 $85,244 $64,583 Total non-interest income $4,171 $5,202 $27,285 $6,208 $6,099 $36,658 $14,748 Gain on sale of subsidiary 0 0 ,-20,860 0 0 ,-20,860 0 Adjusted non-interest income $4,171 $5,202 $6,425 $6,208 $6,099 $15,798 $14,748 Adjusted net non-interest expenses $24,054 $22,119 $23,273 $20,703 $18,075 $69,446 $49,835 AvgAssets Average total assets $2,849,170 $2,723,303 $2,619,282 $2,603,226 $2,282,279.2052168939 $2,731,426 $1,904,001 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 3.1506690790953293E-2 3.3992884163454411E-2 3.4962124341336581E-2 As of and for the Three Months Ended As of and for the Nine Months Ended (Dollars in thousands, September 30, June 30, March 31, December 31, September 30, September 30, September 30, except per share amounts) 2017 2017 2017 2016 2016 2017 2016 Reported yield on loans 7.439999999999999% 7.79% 7.149999999999999% 7.36% 7.42% 7.47% 7.87% DisAcrLYLD Effect of accretion income on acquired loans -0.24% -0.54% -0.219999999999999% -0.54% -0.320000000000001% -0.33% -0.45% Adjusted yield on loans 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 7.099157023233664E-2 7.1368851282483603E-2 7.4215039149241685E-2 Reported net interest margin 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% 5.794177408086078% 5.82046222314277% 6.500789084628935% DisAcrLNIM Effect of accretion income on acquired loans -0.21% -0.46% -0.18% -0.45% -0.26% -0.28% -0.36% Adjusted net interest margin 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 5.5311387151421344E-2 5.5358424055825889E-2 5.6881789968138904E-2 Total stockholders' equity $,386,097 $,310,467 $,300,425 $,289,345 $,284,521 $,386,097 $,284,521 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,746 -9,746 -9,746 -9,658 -9,746 Total common stockholders' equity ,376,439 ,300,809 ,290,679 ,279,599 ,274,775 ,376,439 ,274,775 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 ,-42,452 ,-47,449 Tangible common stockholders' equity $,333,987 $,257,488 $,246,446 $,233,068 $,227,326 $,333,987 $,227,326 Shares outstanding end of period Common shares outstanding 20,820,900 18,132,585 18,078,769 18,078,247 18,106,978 20,820,900 18,106,978 Tangible book value per share $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 $12.554607400528129 $16.04094923850554 $12.554607400528129 Total assets at end of period $2,906,161 $2,836,684 $2,635,358 $2,641,067 $2,575,490 $2,906,161 $2,575,490 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 ,-42,452 ,-47,449 Adjusted total assets at period end $2,863,709 $2,793,363 $2,591,125 $2,594,536 $2,528,041 $2,863,709 $2,528,041 Tangible common stockholders' equity ratio 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 8.9921801110029467E-2 0.11662742268854831 8.9921801110029467E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2017 2017 2017 2016 2016 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 Gain on sale of subsidiary 0 0 ,-20,860 0 0 Incremental bonus related to transaction 0 0 4,814 0 0 Transaction related costs 0 0 325 0 1,618 Tax effect of adjustments 0 0 5,754 0 -,251 Adjusted net income available to common stockholders $9,587 $9,467 $314 $6,064 $5,873 Dilutive effect of convertible preferred stock 195 193 0 197 197 Adjusted net income available to common stockholders - diluted $9,782 $9,660 $314 $6,261 $6,070 Weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 18,101,676 Adjusted effects of assumed Preferred Stock conversion 0 0 -,676,351 0 ,676,351 Adjusted weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 18,778,027 Adjusted diluted earnings per common share $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 $0.32325014763265597 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 Average tangible common equity ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 ,235,937.68351725599 Return on average tangible common equity 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 7.597787352587021E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2017 2017 2017 2016 2016 Adjusted efficiency ratio: Net interest income $39,512 $38,557 $31,819 $33,544 $30,418 Non-interest income 4,171 5,202 27,285 6,208 6,099 Operating revenue 43,683 43,759 59,104 39,752 36,517 Gain on sale of subsidiary 0 0 ,-20,860 0 0 Adjusted operating revenue $43,683 $43,759 $38,244 $39,752 $36,517 Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 Incremental bonus related to transaction 0 0 -4,814 0 0 Transaction related costs 0 0 -,325 0 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 Adjusted efficiency ratio 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 0.66199304433551498 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 Incremental bonus related to transaction 0 0 -4,814 0 0 Transaction related costs 0 0 -,325 0 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 Total non-interest income $4,171 $5,202 $27,285 $6,208 $6,099 Gain on sale of subsidiary 0 0 ,-20,860 0 0 Adjusted non-interest income $4,171 $5,202 $6,425 $6,208 $6,099 Adjusted net non-interest expenses $24,054 $22,119 $23,273 $20,703 $18,075 Average total assets 2,849,170 2,723,303 2,619,282 2,603,226 2,282,279.2052168939 Adjusted net non-interest expense to average assets ratio 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 3.1506690790953293E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2017 2017 2017 2016 2016 Reported yield on loans 7.439999999999999% 7.79% 7.149999999999999% 7.36% 7.42% Effect of accretion income on acquired loans -0.24% -0.54% -0.219999999999999% -0.54% -0.320000000000001% Adjusted yield on loans 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 7.099157023233664E-2 Reported net interest margin 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% 5.794177408086078% Effect of accretion income on acquired loans -0.21% -0.46% -0.18% -0.45% -0.26% Adjusted net interest margin 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 5.5311387151421344E-2 Total stockholders' equity $,386,097 $,310,467 $,300,425 $,289,345 $,284,521 Preferred stock liquidation preference -9,658 -9,658 -9,746 -9,746 -9,746 Total common stockholders' equity ,376,439 ,300,809 ,290,679 ,279,599 ,274,775 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 Tangible common stockholders' equity $,333,987 $,257,488 $,246,446 $,233,068 $,227,326 Common shares outstanding at end of period 20,820,900 18,132,585 18,078,769 18,078,247 18,106,978 Tangible book value per share $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 $12.554607400528129 Total assets at end of period $2,906,161 $2,836,684 $2,635,358 $2,641,067 $2,575,490 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 Adjusted total assets at period end $2,863,709 $2,793,363 $2,591,125 $2,594,536 $2,528,041 Tangible common stockholders' equity ratio 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 8.9921801110029467E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended (Dollars in thousands, except per share amounts) September 30, 2017 Net Interest Income to Average Total Assets: Net Interest Income $39,512 Average Total Assets 2,849,170 Net Interest Income to Average Assets 5.5E-2 Net Noninterest Expense to Average Total Assets: Total Noninterest Expense $28,225 Incremental bonus related to transaction 0 Transaction related costs 0 Adjusted Noninterest Expense 28,225 Total Noninterest Income 4,171 Gain on sale of subsidiary 0 Adjusted Noninterest Income 4,171 Net Noninterest Expense $24,054 Average Total Assets 2,849,170 Net Noninterest Expense to Average Assets Ratio 3.3500000000000002E-2 Pre-Provision Net Revenue to Average Total Assets: Net Interest Income $39,512 Net Noninterest Expense ,-24,054 Pre-Provision Net Revenue $15,458 Average Total Assets 2,849,170 Pre-Provision Net Revenue to Average Assets 2.1499999999999998E-2 For the Three Months Ended (Dollars in thousands, except per share amounts) September 30, 2017 Credit Costs to Average Total Assets: Provision for Loan Losses $572 Average Total Assets 2,849,170 Credit Costs to Average Assets 8.0000000000000004E-4 Taxes to Average Total Assets: Income Tax Expense $5,104 Tax effect of adjustments 0 Adjusted Tax Expense 5,104 Average Total Assets 2,849,170 Taxes to Average Assets 7.1000000000000004E-3 Return on Average Total Assets: Net Interest Income to Average Assets 5.5% Net Noninterest Expense to Average Assets Ratio -3.35% Pre-Provision Net Revenue to Average Assets 2.15% Credit Costs to Average Assets .08% Taxes to Average Assets -0.71% Return on Average Assets 1.3599999999999999E-2 0 0

NON-GAAP FINANCIAL RECONCILIATION PAGE 43008QTD 42916QTD 42825QTD 42460QTD 42185QTD 43008YTD 42643YTD Period end date 43008 42916 42825 42735 42643 43008 42643 Quarter 3 Days in Year 365 365 365 366 366 365 366 Days in Quarter 92 91 90 92 92 273 274 As of and for the Three Months Ended As of and for the Nine Months Ended (Dollars in thousands, September 30, June 30, March 31, December 31, September 30, September 30, September 30, except per share amounts) 2017 2017 2017 2016 2016 2017 2016 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 $29,335 $13,749 Gain on sale of subsidiary 0 0 ,-20,860 0 0 ,-20,860 0 Manual Adj Incremental bonus related to transaction 0 0 4,814 0 0 4,814 0 Transaction related costs 0 0 325 0 1,618 325 1,618 Tax effect of adjustments 0 0 5,754 0 -,251 5,754 -,251 Adjusted net income available to common stockholders $9,587 $9,467 $314 $6,064 $5,873 $19,368 $15,116 Manual Adj Dilutive effect of convertible preferred stock 195 193 0 197 197 580 0 Adjusted net income available to common stockholders - diluted $9,782 $9,660 $314 $6,261 $6,070 $19,948 $15,116 Diluted_Shrs Weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 18,101,676 19,488,425 18,041,897.248175181 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 -,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 18,778,027 19,488,425 18,041,897.248175181 Adjusted diluted earnings per common share $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 $0.32325014763265597 $1.0235819467196554 $0.8378276293270035 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 $29,335 $13,749 AvgTangEq Average tangible common equity ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 ,235,937.68351725599 ,267,633.43600279599 ,237,646.60981024103 Return on average tangible common equity 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 7.597787352587021E-2 0.14654666521330242 7.7280515675814593E-2 Adjusted efficiency ratio: Net interest income $39,512 $38,557 $31,819 $33,544 $30,418 $,109,888 $78,814 Non-interest income 4,171 5,202 27,285 6,208 6,099 36,658 14,748 Operating revenue 43,683 43,759 59,104 39,752 36,517 ,146,546 93,562 Manual Adj Gain on sale of subsidiary 0 0 ,-20,860 0 0 ,-20,860 0 Adjusted operating revenue $43,683 $43,759 $38,244 $39,752 $36,517 $,125,686 $93,562 Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 $90,383 $66,201 Incremental bonus related to transaction 0 0 -4,814 0 0 -4,814 0 Manual Adj Transaction related costs 0 0 -,325 0 -1,618 -,325 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 $85,244 $64,583 Adjusted efficiency ratio 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 0.66199304433551498 0.67822987444902372 0.69026955387871147 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 $90,383 $66,201 Incremental bonus related to transaction 0 0 -4,814 0 0 -4,814 0 Manual Adj Transaction related costs 0 0 -,325 0 -1,618 -,325 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 $85,244 $64,583 Total non-interest income $4,171 $5,202 $27,285 $6,208 $6,099 $36,658 $14,748 Gain on sale of subsidiary 0 0 ,-20,860 0 0 ,-20,860 0 Adjusted non-interest income $4,171 $5,202 $6,425 $6,208 $6,099 $15,798 $14,748 Adjusted net non-interest expenses $24,054 $22,119 $23,273 $20,703 $18,075 $69,446 $49,835 AvgAssets Average total assets $2,849,170 $2,723,303 $2,619,282 $2,603,226 $2,282,279.2052168939 $2,731,426 $1,904,001 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 3.1506690790953293E-2 3.3992884163454411E-2 3.4962124341336581E-2 As of and for the Three Months Ended As of and for the Nine Months Ended (Dollars in thousands, September 30, June 30, March 31, December 31, September 30, September 30, September 30, except per share amounts) 2017 2017 2017 2016 2016 2017 2016 Reported yield on loans 7.439999999999999% 7.79% 7.149999999999999% 7.36% 7.42% 7.47% 7.87% DisAcrLYLD Effect of accretion income on acquired loans -0.24% -0.54% -0.219999999999999% -0.54% -0.320000000000001% -0.33% -0.45% Adjusted yield on loans 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 7.099157023233664E-2 7.1368851282483603E-2 7.4215039149241685E-2 Reported net interest margin 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% 5.794177408086078% 5.82046222314277% 6.500789084628935% DisAcrLNIM Effect of accretion income on acquired loans -0.21% -0.46% -0.18% -0.45% -0.26% -0.28% -0.36% Adjusted net interest margin 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 5.5311387151421344E-2 5.5358424055825889E-2 5.6881789968138904E-2 Total stockholders' equity $,386,097 $,310,467 $,300,425 $,289,345 $,284,521 $,386,097 $,284,521 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,746 -9,746 -9,746 -9,658 -9,746 Total common stockholders' equity ,376,439 ,300,809 ,290,679 ,279,599 ,274,775 ,376,439 ,274,775 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 ,-42,452 ,-47,449 Tangible common stockholders' equity $,333,987 $,257,488 $,246,446 $,233,068 $,227,326 $,333,987 $,227,326 Shares outstanding end of period Common shares outstanding 20,820,900 18,132,585 18,078,769 18,078,247 18,106,978 20,820,900 18,106,978 Tangible book value per share $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 $12.554607400528129 $16.04094923850554 $12.554607400528129 Total assets at end of period $2,906,161 $2,836,684 $2,635,358 $2,641,067 $2,575,490 $2,906,161 $2,575,490 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 ,-42,452 ,-47,449 Adjusted total assets at period end $2,863,709 $2,793,363 $2,591,125 $2,594,536 $2,528,041 $2,863,709 $2,528,041 Tangible common stockholders' equity ratio 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 8.9921801110029467E-2 0.11662742268854831 8.9921801110029467E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2017 2017 2017 2016 2016 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 Gain on sale of subsidiary 0 0 ,-20,860 0 0 Incremental bonus related to transaction 0 0 4,814 0 0 Transaction related costs 0 0 325 0 1,618 Tax effect of adjustments 0 0 5,754 0 -,251 Adjusted net income available to common stockholders $9,587 $9,467 $314 $6,064 $5,873 Dilutive effect of convertible preferred stock 195 193 0 197 197 Adjusted net income available to common stockholders - diluted $9,782 $9,660 $314 $6,261 $6,070 Weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 18,101,676 Adjusted effects of assumed Preferred Stock conversion 0 0 -,676,351 0 ,676,351 Adjusted weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 18,778,027 Adjusted diluted earnings per common share $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 $0.32325014763265597 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 Average tangible common equity ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 ,235,937.68351725599 Return on average tangible common equity 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 7.597787352587021E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2017 2017 2017 2016 2016 Adjusted efficiency ratio: Net interest income $39,512 $38,557 $31,819 $33,544 $30,418 Non-interest income 4,171 5,202 27,285 6,208 6,099 Operating revenue 43,683 43,759 59,104 39,752 36,517 Gain on sale of subsidiary 0 0 ,-20,860 0 0 Adjusted operating revenue $43,683 $43,759 $38,244 $39,752 $36,517 Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 Incremental bonus related to transaction 0 0 -4,814 0 0 Transaction related costs 0 0 -,325 0 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 Adjusted efficiency ratio 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 0.66199304433551498 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 Incremental bonus related to transaction 0 0 -4,814 0 0 Transaction related costs 0 0 -,325 0 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 Total non-interest income $4,171 $5,202 $27,285 $6,208 $6,099 Gain on sale of subsidiary 0 0 ,-20,860 0 0 Adjusted non-interest income $4,171 $5,202 $6,425 $6,208 $6,099 Adjusted net non-interest expenses $24,054 $22,119 $23,273 $20,703 $18,075 Average total assets 2,849,170 2,723,303 2,619,282 2,603,226 2,282,279.2052168939 Adjusted net non-interest expense to average assets ratio 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 3.1506690790953293E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2017 2017 2017 2016 2016 Reported yield on loans 7.439999999999999% 7.79% 7.149999999999999% 7.36% 7.42% Effect of accretion income on acquired loans -0.24% -0.54% -0.219999999999999% -0.54% -0.320000000000001% Adjusted yield on loans 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 7.099157023233664E-2 Reported net interest margin 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% 5.794177408086078% Effect of accretion income on acquired loans -0.21% -0.46% -0.18% -0.45% -0.26% Adjusted net interest margin 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 5.5311387151421344E-2 Total stockholders' equity $,386,097 $,310,467 $,300,425 $,289,345 $,284,521 Preferred stock liquidation preference -9,658 -9,658 -9,746 -9,746 -9,746 Total common stockholders' equity ,376,439 ,300,809 ,290,679 ,279,599 ,274,775 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 Tangible common stockholders' equity $,333,987 $,257,488 $,246,446 $,233,068 $,227,326 Common shares outstanding at end of period 20,820,900 18,132,585 18,078,769 18,078,247 18,106,978 Tangible book value per share $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 $12.554607400528129 Total assets at end of period $2,906,161 $2,836,684 $2,635,358 $2,641,067 $2,575,490 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 Adjusted total assets at period end $2,863,709 $2,793,363 $2,591,125 $2,594,536 $2,528,041 Tangible common stockholders' equity ratio 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 8.9921801110029467E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended (Dollars in thousands, except per share amounts) September 30, 2017 Net Interest Income to Average Total Assets: Net Interest Income $39,512 Average Total Assets 2,849,170 Net Interest Income to Average Assets 5.5E-2 Net Noninterest Expense to Average Total Assets: Total Noninterest Expense $28,225 Incremental bonus related to transaction 0 Transaction related costs 0 Adjusted Noninterest Expense 28,225 Total Noninterest Income 4,171 Gain on sale of subsidiary 0 Adjusted Noninterest Income 4,171 Net Noninterest Expense $24,054 Average Total Assets 2,849,170 Net Noninterest Expense to Average Assets Ratio 3.3500000000000002E-2 Pre-Provision Net Revenue to Average Total Assets: Net Interest Income $39,512 Net Noninterest Expense ,-24,054 Pre-Provision Net Revenue $15,458 Average Total Assets 2,849,170 Pre-Provision Net Revenue to Average Assets 2.1499999999999998E-2 For the Three Months Ended (Dollars in thousands, except per share amounts) September 30, 2017 Credit Costs to Average Total Assets: Provision for Loan Losses $572 Average Total Assets 2,849,170 Credit Costs to Average Assets 8.0000000000000004E-4 Taxes to Average Total Assets: Income Tax Expense $5,104 Tax effect of adjustments 0 Adjusted Tax Expense 5,104 Average Total Assets 2,849,170 Taxes to Average Assets 7.1000000000000004E-3 Return on Average Total Assets: Net Interest Income to Average Assets 5.5% Net Noninterest Expense to Average Assets Ratio -3.35% Pre-Provision Net Revenue to Average Assets 2.15% Credit Costs to Average Assets .08% Taxes to Average Assets -0.71% Return on Average Assets 1.3599999999999999E-2 0 0

NON-GAAP FINANCIAL RECONCILIATION PAGE 43008QTD 42916QTD 42825QTD 42460QTD 42185QTD 43008YTD 42643YTD Period end date 43008 42916 42825 42735 42643 43008 42643 Quarter 3 Days in Year 365 365 365 366 366 365 366 Days in Quarter 92 91 90 92 92 273 274 As of and for the Three Months Ended As of and for the Nine Months Ended (Dollars in thousands, September 30, June 30, March 31, December 31, September 30, September 30, September 30, except per share amounts) 2017 2017 2017 2016 2016 2017 2016 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 $29,335 $13,749 Gain on sale of subsidiary 0 0 ,-20,860 0 0 ,-20,860 0 Manual Adj Incremental bonus related to transaction 0 0 4,814 0 0 4,814 0 Transaction related costs 0 0 325 0 1,618 325 1,618 Tax effect of adjustments 0 0 5,754 0 -,251 5,754 -,251 Adjusted net income available to common stockholders $9,587 $9,467 $314 $6,064 $5,873 $19,368 $15,116 Manual Adj Dilutive effect of convertible preferred stock 195 193 0 197 197 580 0 Adjusted net income available to common stockholders - diluted $9,782 $9,660 $314 $6,261 $6,070 $19,948 $15,116 Diluted_Shrs Weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 18,101,676 19,488,425 18,041,897.248175181 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 -,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 18,778,027 19,488,425 18,041,897.248175181 Adjusted diluted earnings per common share $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 $0.32325014763265597 $1.0235819467196554 $0.8378276293270035 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 $29,335 $13,749 AvgTangEq Average tangible common equity ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 ,235,937.68351725599 ,267,633.43600279599 ,237,646.60981024103 Return on average tangible common equity 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 7.597787352587021E-2 0.14654666521330242 7.7280515675814593E-2 Adjusted efficiency ratio: Net interest income $39,512 $38,557 $31,819 $33,544 $30,418 $,109,888 $78,814 Non-interest income 4,171 5,202 27,285 6,208 6,099 36,658 14,748 Operating revenue 43,683 43,759 59,104 39,752 36,517 ,146,546 93,562 Manual Adj Gain on sale of subsidiary 0 0 ,-20,860 0 0 ,-20,860 0 Adjusted operating revenue $43,683 $43,759 $38,244 $39,752 $36,517 $,125,686 $93,562 Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 $90,383 $66,201 Incremental bonus related to transaction 0 0 -4,814 0 0 -4,814 0 Manual Adj Transaction related costs 0 0 -,325 0 -1,618 -,325 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 $85,244 $64,583 Adjusted efficiency ratio 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 0.66199304433551498 0.67822987444902372 0.69026955387871147 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 $90,383 $66,201 Incremental bonus related to transaction 0 0 -4,814 0 0 -4,814 0 Manual Adj Transaction related costs 0 0 -,325 0 -1,618 -,325 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 $85,244 $64,583 Total non-interest income $4,171 $5,202 $27,285 $6,208 $6,099 $36,658 $14,748 Gain on sale of subsidiary 0 0 ,-20,860 0 0 ,-20,860 0 Adjusted non-interest income $4,171 $5,202 $6,425 $6,208 $6,099 $15,798 $14,748 Adjusted net non-interest expenses $24,054 $22,119 $23,273 $20,703 $18,075 $69,446 $49,835 AvgAssets Average total assets $2,849,170 $2,723,303 $2,619,282 $2,603,226 $2,282,279.2052168939 $2,731,426 $1,904,001 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 3.1506690790953293E-2 3.3992884163454411E-2 3.4962124341336581E-2 As of and for the Three Months Ended As of and for the Nine Months Ended (Dollars in thousands, September 30, June 30, March 31, December 31, September 30, September 30, September 30, except per share amounts) 2017 2017 2017 2016 2016 2017 2016 Reported yield on loans 7.439999999999999% 7.79% 7.149999999999999% 7.36% 7.42% 7.47% 7.87% DisAcrLYLD Effect of accretion income on acquired loans -0.24% -0.54% -0.219999999999999% -0.54% -0.320000000000001% -0.33% -0.45% Adjusted yield on loans 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 7.099157023233664E-2 7.1368851282483603E-2 7.4215039149241685E-2 Reported net interest margin 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% 5.794177408086078% 5.82046222314277% 6.500789084628935% DisAcrLNIM Effect of accretion income on acquired loans -0.21% -0.46% -0.18% -0.45% -0.26% -0.28% -0.36% Adjusted net interest margin 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 5.5311387151421344E-2 5.5358424055825889E-2 5.6881789968138904E-2 Total stockholders' equity $,386,097 $,310,467 $,300,425 $,289,345 $,284,521 $,386,097 $,284,521 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,746 -9,746 -9,746 -9,658 -9,746 Total common stockholders' equity ,376,439 ,300,809 ,290,679 ,279,599 ,274,775 ,376,439 ,274,775 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 ,-42,452 ,-47,449 Tangible common stockholders' equity $,333,987 $,257,488 $,246,446 $,233,068 $,227,326 $,333,987 $,227,326 Shares outstanding end of period Common shares outstanding 20,820,900 18,132,585 18,078,769 18,078,247 18,106,978 20,820,900 18,106,978 Tangible book value per share $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 $12.554607400528129 $16.04094923850554 $12.554607400528129 Total assets at end of period $2,906,161 $2,836,684 $2,635,358 $2,641,067 $2,575,490 $2,906,161 $2,575,490 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 ,-42,452 ,-47,449 Adjusted total assets at period end $2,863,709 $2,793,363 $2,591,125 $2,594,536 $2,528,041 $2,863,709 $2,528,041 Tangible common stockholders' equity ratio 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 8.9921801110029467E-2 0.11662742268854831 8.9921801110029467E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2017 2017 2017 2016 2016 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 Gain on sale of subsidiary 0 0 ,-20,860 0 0 Incremental bonus related to transaction 0 0 4,814 0 0 Transaction related costs 0 0 325 0 1,618 Tax effect of adjustments 0 0 5,754 0 -,251 Adjusted net income available to common stockholders $9,587 $9,467 $314 $6,064 $5,873 Dilutive effect of convertible preferred stock 195 193 0 197 197 Adjusted net income available to common stockholders - diluted $9,782 $9,660 $314 $6,261 $6,070 Weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 18,101,676 Adjusted effects of assumed Preferred Stock conversion 0 0 -,676,351 0 ,676,351 Adjusted weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 18,778,027 Adjusted diluted earnings per common share $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 $0.32325014763265597 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 Average tangible common equity ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 ,235,937.68351725599 Return on average tangible common equity 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 7.597787352587021E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2017 2017 2017 2016 2016 Adjusted efficiency ratio: Net interest income $39,512 $38,557 $31,819 $33,544 $30,418 Non-interest income 4,171 5,202 27,285 6,208 6,099 Operating revenue 43,683 43,759 59,104 39,752 36,517 Gain on sale of subsidiary 0 0 ,-20,860 0 0 Adjusted operating revenue $43,683 $43,759 $38,244 $39,752 $36,517 Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 Incremental bonus related to transaction 0 0 -4,814 0 0 Transaction related costs 0 0 -,325 0 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 Adjusted efficiency ratio 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 0.66199304433551498 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 Incremental bonus related to transaction 0 0 -4,814 0 0 Transaction related costs 0 0 -,325 0 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 Total non-interest income $4,171 $5,202 $27,285 $6,208 $6,099 Gain on sale of subsidiary 0 0 ,-20,860 0 0 Adjusted non-interest income $4,171 $5,202 $6,425 $6,208 $6,099 Adjusted net non-interest expenses $24,054 $22,119 $23,273 $20,703 $18,075 Average total assets 2,849,170 2,723,303 2,619,282 2,603,226 2,282,279.2052168939 Adjusted net non-interest expense to average assets ratio 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 3.1506690790953293E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2017 2017 2017 2016 2016 Reported yield on loans 7.439999999999999% 7.79% 7.149999999999999% 7.36% 7.42% Effect of accretion income on acquired loans -0.24% -0.54% -0.219999999999999% -0.54% -0.320000000000001% Adjusted yield on loans 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 7.099157023233664E-2 Reported net interest margin 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% 5.794177408086078% Effect of accretion income on acquired loans -0.21% -0.46% -0.18% -0.45% -0.26% Adjusted net interest margin 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 5.5311387151421344E-2 Total stockholders' equity $,386,097 $,310,467 $,300,425 $,289,345 $,284,521 Preferred stock liquidation preference -9,658 -9,658 -9,746 -9,746 -9,746 Total common stockholders' equity ,376,439 ,300,809 ,290,679 ,279,599 ,274,775 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 Tangible common stockholders' equity $,333,987 $,257,488 $,246,446 $,233,068 $,227,326 Common shares outstanding at end of period 20,820,900 18,132,585 18,078,769 18,078,247 18,106,978 Tangible book value per share $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 $12.554607400528129 Total assets at end of period $2,906,161 $2,836,684 $2,635,358 $2,641,067 $2,575,490 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 Adjusted total assets at period end $2,863,709 $2,793,363 $2,591,125 $2,594,536 $2,528,041 Tangible common stockholders' equity ratio 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 8.9921801110029467E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended (Dollars in thousands, except per share amounts) September 30, 2017 Net Interest Income to Average Total Assets: Net Interest Income $39,512 Average Total Assets 2,849,170 Net Interest Income to Average Assets 5.5E-2 Net Noninterest Expense to Average Total Assets: Total Noninterest Expense $28,225 Incremental bonus related to transaction 0 Transaction related costs 0 Adjusted Noninterest Expense 28,225 Total Noninterest Income 4,171 Gain on sale of subsidiary 0 Adjusted Noninterest Income 4,171 Net Noninterest Expense $24,054 Average Total Assets 2,849,170 Net Noninterest Expense to Average Assets Ratio 3.3500000000000002E-2 Pre-Provision Net Revenue to Average Total Assets: Net Interest Income $39,512 Net Noninterest Expense ,-24,054 Pre-Provision Net Revenue $15,458 Average Total Assets 2,849,170 Pre-Provision Net Revenue to Average Assets 2.1499999999999998E-2 For the Three Months Ended (Dollars in thousands, except per share amounts) September 30, 2017 Credit Costs to Average Total Assets: Provision for Loan Losses $572 Average Total Assets 2,849,170 Credit Costs to Average Assets 8.0000000000000004E-4 Taxes to Average Total Assets: Income Tax Expense $5,104 Tax effect of adjustments 0 Adjusted Tax Expense 5,104 Average Total Assets 2,849,170 Taxes to Average Assets 7.1000000000000004E-3 Return on Average Total Assets: Net Interest Income to Average Assets 5.5% Net Noninterest Expense to Average Assets Ratio -3.35% Pre-Provision Net Revenue to Average Assets 2.15% Credit Costs to Average Assets .08% Taxes to Average Assets -0.71% Return on Average Assets 1.3599999999999999E-2 0 0 43008QTD 42916QTD 42825QTD 42460QTD 42185QTD 43008YTD 42643YTD Period end date 43008 42916 42825 42735 42643 43008 42643 Quarter 3 Days in Year 365 365 365 366 366 365 366 Days in Quarter 92 91 90 92 92 273 274 As of and for the Three Months Ended As of and for the Nine Months Ended (Dollars in thousands, September 30, June 30, March 31, December 31, September 30, September 30, September 30, except per share amounts) 2017 2017 2017 2016 2016 2017 2016 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 $29,335 $13,749 Gain on sale of subsidiary 0 0 ,-20,860 0 0 ,-20,860 0 Manual Adj Incremental bonus related to transaction 0 0 4,814 0 0 4,814 0 Transaction related costs 0 0 325 0 1,618 325 1,618 Tax effect of adjustments 0 0 5,754 0 -,251 5,754 -,251 Adjusted net income available to common stockholders $9,587 $9,467 $314 $6,064 $5,873 $19,368 $15,116 Manual Adj Dilutive effect of convertible preferred stock 195 193 0 197 197 580 0 Adjusted net income available to common stockholders - diluted $9,782 $9,660 $314 $6,261 $6,070 $19,948 $15,116 Diluted_Shrs Weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 18,101,676 19,488,425 18,041,897.248175181 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 -,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 18,778,027 19,488,425 18,041,897.248175181 Adjusted diluted earnings per common share $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 $0.32325014763265597 $1.0235819467196554 $0.8378276293270035 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 $29,335 $13,749 AvgTangEq Average tangible common equity ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 ,235,937.68351725599 ,267,633.43600279599 ,237,646.60981024103 Return on average tangible common equity 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 7.597787352587021E-2 0.14654666521330242 7.7280515675814593E-2 Adjusted efficiency ratio: Net interest income $39,512 $38,557 $31,819 $33,544 $30,418 $,109,888 $78,814 Non-interest income 4,171 5,202 27,285 6,208 6,099 36,658 14,748 Operating revenue 43,683 43,759 59,104 39,752 36,517 ,146,546 93,562 Manual Adj Gain on sale of subsidiary 0 0 ,-20,860 0 0 ,-20,860 0 Adjusted operating revenue $43,683 $43,759 $38,244 $39,752 $36,517 $,125,686 $93,562 Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 $90,383 $66,201 Incremental bonus related to transaction 0 0 -4,814 0 0 -4,814 0 Manual Adj Transaction related costs 0 0 -,325 0 -1,618 -,325 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 $85,244 $64,583 Adjusted efficiency ratio 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 0.66199304433551498 0.67822987444902372 0.69026955387871147 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 $90,383 $66,201 Incremental bonus related to transaction 0 0 -4,814 0 0 -4,814 0 Manual Adj Transaction related costs 0 0 -,325 0 -1,618 -,325 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 $85,244 $64,583 Total non-interest income $4,171 $5,202 $27,285 $6,208 $6,099 $36,658 $14,748 Gain on sale of subsidiary 0 0 ,-20,860 0 0 ,-20,860 0 Adjusted non-interest income $4,171 $5,202 $6,425 $6,208 $6,099 $15,798 $14,748 Adjusted net non-interest expenses $24,054 $22,119 $23,273 $20,703 $18,075 $69,446 $49,835 AvgAssets Average total assets $2,849,170 $2,723,303 $2,619,282 $2,603,226 $2,282,279.2052168939 $2,731,426 $1,904,001 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 3.1506690790953293E-2 3.3992884163454411E-2 3.4962124341336581E-2 As of and for the Three Months Ended As of and for the Nine Months Ended (Dollars in thousands, September 30, June 30, March 31, December 31, September 30, September 30, September 30, except per share amounts) 2017 2017 2017 2016 2016 2017 2016 Reported yield on loans 7.439999999999999% 7.79% 7.149999999999999% 7.36% 7.42% 7.47% 7.87% DisAcrLYLD Effect of accretion income on acquired loans -0.24% -0.54% -0.219999999999999% -0.54% -0.320000000000001% -0.33% -0.45% Adjusted yield on loans 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 7.099157023233664E-2 7.1368851282483603E-2 7.4215039149241685E-2 Reported net interest margin 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% 5.794177408086078% 5.82046222314277% 6.500789084628935% DisAcrLNIM Effect of accretion income on acquired loans -0.21% -0.46% -0.18% -0.45% -0.26% -0.28% -0.36% Adjusted net interest margin 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 5.5311387151421344E-2 5.5358424055825889E-2 5.6881789968138904E-2 Total stockholders' equity $,386,097 $,310,467 $,300,425 $,289,345 $,284,521 $,386,097 $,284,521 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference -9,658 -9,658 -9,746 -9,746 -9,746 -9,658 -9,746 Total common stockholders' equity ,376,439 ,300,809 ,290,679 ,279,599 ,274,775 ,376,439 ,274,775 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 ,-42,452 ,-47,449 Tangible common stockholders' equity $,333,987 $,257,488 $,246,446 $,233,068 $,227,326 $,333,987 $,227,326 Shares outstanding end of period Common shares outstanding 20,820,900 18,132,585 18,078,769 18,078,247 18,106,978 20,820,900 18,106,978 Tangible book value per share $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 $12.554607400528129 $16.04094923850554 $12.554607400528129 Total assets at end of period $2,906,161 $2,836,684 $2,635,358 $2,641,067 $2,575,490 $2,906,161 $2,575,490 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 ,-42,452 ,-47,449 Adjusted total assets at period end $2,863,709 $2,793,363 $2,591,125 $2,594,536 $2,528,041 $2,863,709 $2,528,041 Tangible common stockholders' equity ratio 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 8.9921801110029467E-2 0.11662742268854831 8.9921801110029467E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2017 2017 2017 2016 2016 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 Gain on sale of subsidiary 0 0 ,-20,860 0 0 Incremental bonus related to transaction 0 0 4,814 0 0 Transaction related costs 0 0 325 0 1,618 Tax effect of adjustments 0 0 5,754 0 -,251 Adjusted net income available to common stockholders $9,587 $9,467 $314 $6,064 $5,873 Dilutive effect of convertible preferred stock 195 193 0 197 197 Adjusted net income available to common stockholders - diluted $9,782 $9,660 $314 $6,261 $6,070 Weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,912,358.388888888 18,764,540.630434781 18,101,676 Adjusted effects of assumed Preferred Stock conversion 0 0 -,676,351 0 ,676,351 Adjusted weighted average shares outstanding - diluted 20,645,469.184782609 18,893,158.120879121 18,236,007.388888888 18,764,540.630434781 18,778,027 Adjusted diluted earnings per common share $0.47380855879071665 $0.51129620247684193 $1.7218681332149422E-2 $0.33366124560731814 $0.32325014763265597 Net income available to common stockholders $9,587 $9,467 $10,281 $6,064 $4,506 Average tangible common equity ,309,624.48608661105 ,254,087.71438832497 ,238,405.481105716 ,233,732.68610860902 ,235,937.68351725599 Return on average tangible common equity 0.12284358034959482 0.14944458475076014 0.17489181235802964 0.10321266706289275 7.597787352587021E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2017 2017 2017 2016 2016 Adjusted efficiency ratio: Net interest income $39,512 $38,557 $31,819 $33,544 $30,418 Non-interest income 4,171 5,202 27,285 6,208 6,099 Operating revenue 43,683 43,759 59,104 39,752 36,517 Gain on sale of subsidiary 0 0 ,-20,860 0 0 Adjusted operating revenue $43,683 $43,759 $38,244 $39,752 $36,517 Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 Incremental bonus related to transaction 0 0 -4,814 0 0 Transaction related costs 0 0 -,325 0 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 Adjusted efficiency ratio 0.64613236270402674 0.6243515619643959 0.77654011086706409 0.67697222781243716 0.66199304433551498 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $28,225 $27,321 $34,837 $26,911 $25,792 Incremental bonus related to transaction 0 0 -4,814 0 0 Transaction related costs 0 0 -,325 0 -1,618 Adjusted non-interest expenses $28,225 $27,321 $29,698 $26,911 $24,174 Total non-interest income $4,171 $5,202 $27,285 $6,208 $6,099 Gain on sale of subsidiary 0 0 ,-20,860 0 0 Adjusted non-interest income $4,171 $5,202 $6,425 $6,208 $6,099 Adjusted net non-interest expenses $24,054 $22,119 $23,273 $20,703 $18,075 Average total assets 2,849,170 2,723,303 2,619,282 2,603,226 2,282,279.2052168939 Adjusted net non-interest expense to average assets ratio 3.3494537158113631E-2 3.2577743252978436E-2 3.6034663104027913E-2 3.1638411256882305E-2 3.1506690790953293E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2017 2017 2017 2016 2016 Reported yield on loans 7.439999999999999% 7.79% 7.149999999999999% 7.36% 7.42% Effect of accretion income on acquired loans -0.24% -0.54% -0.219999999999999% -0.54% -0.320000000000001% Adjusted yield on loans 7.1993057351056461E-2 7.2487574833300081E-2 6.9287190236321197E-2 6.8234777665777166E-2 7.099157023233664E-2 Reported net interest margin 5.897814119286116% 6.157029032674648% 5.371248944642441% 5.596740396825944% 5.794177408086078% Effect of accretion income on acquired loans -0.21% -0.46% -0.18% -0.45% -0.26% Adjusted net interest margin 5.687540444635214E-2 5.6963855528600359E-2 5.1889117637716406E-2 5.1548013635106228E-2 5.5311387151421344E-2 Total stockholders' equity $,386,097 $,310,467 $,300,425 $,289,345 $,284,521 Preferred stock liquidation preference -9,658 -9,658 -9,746 -9,746 -9,746 Total common stockholders' equity ,376,439 ,300,809 ,290,679 ,279,599 ,274,775 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 Tangible common stockholders' equity $,333,987 $,257,488 $,246,446 $,233,068 $,227,326 Common shares outstanding at end of period 20,820,900 18,132,585 18,078,769 18,078,247 18,106,978 Tangible book value per share $16.04094923850554 $14.200291905428818 $13.631790969838709 $12.892179202994626 $12.554607400528129 Total assets at end of period $2,906,161 $2,836,684 $2,635,358 $2,641,067 $2,575,490 Goodwill and other intangibles ,-42,452 ,-43,321 ,-44,233 ,-46,531 ,-47,449 Adjusted total assets at period end $2,863,709 $2,793,363 $2,591,125 $2,594,536 $2,528,041 Tangible common stockholders' equity ratio 0.11662742268854831 9.2178495956307865E-2 9.5111582806695932E-2 8.9830320334734232E-2 8.9921801110029467E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended (Dollars in thousands, except per share amounts) September 30, 2017 Net Interest Income to Average Total Assets: Net Interest Income $39,512 Average Total Assets 2,849,170 Net Interest Income to Average Assets 5.5E-2 Net Noninterest Expense to Average Total Assets: Total Noninterest Expense $28,225 Incremental bonus related to transaction 0 Transaction related costs 0 Adjusted Noninterest Expense 28,225 Total Noninterest Income 4,171 Gain on sale of subsidiary 0 Adjusted Noninterest Income 4,171 Net Noninterest Expense $24,054 Average Total Assets 2,849,170 Net Noninterest Expense to Average Assets Ratio 3.3500000000000002E-2 Pre-Provision Net Revenue to Average Total Assets: Net Interest Income $39,512 Net Noninterest Expense ,-24,054 Pre-Provision Net Revenue $15,458 Average Total Assets 2,849,170 Pre-Provision Net Revenue to Average Assets 2.1499999999999998E-2 For the Three Months Ended (Dollars in thousands, except per share amounts) September 30, 2017 Credit Costs to Average Total Assets: Provision for Loan Losses $572 Average Total Assets 2,849,170 Credit Costs to Average Assets 8.0000000000000004E-4 Taxes to Average Total Assets: Income Tax Expense $5,104 Tax effect of adjustments 0 Adjusted Tax Expense 5,104 Average Total Assets 2,849,170 Taxes to Average Assets 7.1000000000000004E-3 Return on Average Total Assets: Net Interest Income to Average Assets 5.5% Net Noninterest Expense to Average Assets Ratio -3.35% Pre-Provision Net Revenue to Average Assets 2.15% Credit Costs to Average Assets .08% Taxes to Average Assets -0.71% Return on Average Assets 1.3599999999999999E-2 0 0